UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 18, 2012
Date of Report (Date of earliest event reported)

ONTECO CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53104	51-0668045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19495 Biscayne Blvd. Suite 411 Aventura, Florida	33180
(Address of principal executive offices)	(Zip Code)

(305) 932-9795
Registrant’s telephone number, including area code

InfoSpi Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Designation of Preferred Stock

On June 18, 2012, the Board of Directors of Onteco Corporation, a Nevada corporation (the “Company”) authorized the creation and designation of 1,000,000 shares of Series B preferred stock. Therefore, the Company filed a designation of Series B preferred stock with the Nevada Secretary of State designating a series of 1,000,000 shares of preferred stock as Series B Preferred Stock (the “Series B Preferred Stock”) with a stated value of $0.001 per share. The Series B Preferred Stock shall be equal to the common stock and junior to each class or series of capital stock (except any other class of Sieres B Preferred stock). ) which expressly provides that it ranks senior to the Series B Preferred Stock as to dividends or upon liquidation, dissolution and winding-up, or as to any other right or preference. The holder of the shares of Series B Preferred Stock shall be entitled to vote on all matters submitted to a vote of our stockholders and shall have one hundred (100) votes for every one (1) share of Series B Preferred Stock held at the record date for the determination of stockholders entitled to vote on such matters. One share of Series B Preferred Stock shall be convertible at the option of the Holder into one thousand (1,000) fully paid and non-assessable shares of common stock of the Company.

Subject to the rights of series of Preferred Stock which may from time to time come into existence, at the option of the Company, the Company shall have the right to redeem that number of shares of Series B Preferred Stock held by any holder and specified in a written notice of redemption (“Redemption Notice”) sent or delivered to the holder, by paying to the holder, in cash, an amount per share of Series B Preferred Stock identified in the Redemption Notice, equal to the ten (10) day average closing market ask price for a share of the Company’s common stock multiplied by 100 for the prior ten (10) days before the date of the Redemption Notice,  plus any declared but unpaid dividends on each such share.

As of the date of this Current Report, the Company has not issued any shares of Series B Preferred Stock.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1.9    Certificate of Designation dated June 18, 2012 filed with the Nevada Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONTECO CORPORATION

DATE: June 25, 2012	By:	/s /Dror Svorai
Name: Dror Svorai
Title: President/Chief Executive